                             LETTER OF TRANSMITTAL

                                   TO TENDER
                             SHARES OF COMMON STOCK
                                       OF

                           UGLY DUCKLING CORPORATION

           PURSUANT TO THE OFFERING CIRCULAR DATED SEPTEMBER 17, 1998

                       THE EXCHANGE OFFER WILL EXPIRE AT
                         5:00 P.M., NEW YORK CITY TIME,
                     ON OCTOBER 19, 1998, UNLESS EXTENDED.

                                          THE EXCHANGE AGENT:
                                     Harris Trust and Savings Bank

             BY MAIL:                        BY FACSIMILE:               BY HAND/OVERNIGHT DELIVERY:
  Harris Trust and Savings Bank      Harris Trust and Savings Bank      Harris Trust and Savings Bank
     c/o Harris Trust Company           c/o Harris Trust Company           c/o Harris Trust Company
           of New York                        of New York                        of New York
          P.O. Box 1010                       212-701-7636                      88 Pine Street
       Wall Street Station          Confirm Receipt of Facsimile By               19th Floor
  New York, New York 10268-1010        Telephone to 212-701-7624           New York, New York 10005
         ---------------                    ---------------                    ---------------

              DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
            AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be completed by holders of Common Stock of Ugly Duckling Corporation either if Certificates representing Shares of Common Stock ("Common Stock Certificates") are to be forwarded herewith or if delivery of Common Stock is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer -- How to Tender." Stockholders whose Common Stock Certificates are not immediately available or who cannot transmit their Common Stock Certificates (or confirm a book-entry transfer of such Common Stock into the Exchange Agent's account at
DTC) and transmit any other documents required hereby to the Exchange Agent so that they are received prior to the Expiration Time (as defined in the Exchange Offer) must tender their Common Stock according to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer -- How to Tender." See Instruction 2 to this Letter of Transmittal.

[ ] CHECK HERE IF COMMON STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO
    THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER COMMON STOCK BY BOOK-ENTRY TRANSFER):

       Name of Tendering Institution
       -------------------------------------------------------------------------
       DTC Account Number
       -------------------------------------------------------------------------
       Transaction Code Number
       -------------------------------------------------------------------------

[ ] CHECK HERE IF THE COMMON STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT.

---------------------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF COMMON STOCK TENDERED
---------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF HOLDER(S)                                 COMMON STOCK TENDERED
  (PLEASE FILL IN, IF BLANK)                                 (ATTACH ADDITIONAL LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------
                                             CERTIFICATE            TOTAL SHARES REPRESENTED         NUMBER OF SHARES
                                              NUMBER(S)*               BY CERTIFICATE(S)                TENDERED**
                                       ---------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------
                                       TOTAL NUMBER OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Stockholders who deliver Common Stock by book-entry transfer.
 ** Unless otherwise indicated, the total number of shares represented by Certificate will be deemed to have been tendered.
---------------------------------------------------------------------------------------------------------------------------

                         EXCHANGE RATIO FOR DEBENTURES
$6.50 PRINCIPAL AMOUNT OF 12% SUBORDINATED DEBENTURES DUE 2003 (BEARING INTEREST
 AT 12% PER ANNUM FROM DATE OF ISSUANCE, PAYABLE SEMIANNUALLY ON EACH APRIL 15
  AND OCTOBER 15, COMMENCING APRIL 15, 1999, UNTIL THE DEBENTURES ARE PAID IN
                      FULL) FOR EACH SHARE OF COMMON STOCK

-------------------------------------------------------------------------------
                              SPECIAL REGISTRATION
                                  INSTRUCTIONS
                         (SEE INSTRUCTIONS 8, 9 AND 11)

      To be completed ONLY if Common Stock not exchanged and/or Debentures or any checks (in respect of payments of fractional interests of Debentures) are to be issued in the name of and sent to someone other than the undersigned:

 Issue
 and
 Send

 to:

 Name -------------------------------------------------------------------------
                                    (Please Print)

 Address ----------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                                                       Zip Code

 ------------------------------------------------------------------------------
                   Tax Identification or Social Security No.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                         (SEE INSTRUCTIONS 8, 9 AND 11)

      To be completed ONLY if Common Stock not exchanged and/or Debentures or any checks (in respect of payments of fractional interests of Debentures) issued in the name of the undersigned are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

 Mail

 to:

 Name -------------------------------------------------------------------------
                                    (Please Print)

 Address ----------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                                                       Zip Code

-------------------------------------------------------------------------------

                             STOCKHOLDERS SIGN HERE
                              (SEE INSTRUCTION 1)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

DATED:
--------------------------------------------------------------------------------

     MUST BE SIGNED BY HOLDER(S) AS NAME(S) APPEAR(S) ON COMMON STOCK CERTIFICATE(S) OR BY PERSON(S) AUTHORIZED TO BECOME HOLDER(S) BY ENDORSEMENTS AND OTHER DOCUMENTS TRANSMITTED. IF SIGNATURE IS BY TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH FULL TITLE. SEE INSTRUCTION 8.
NAME(S)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PLEASE PRINT

CAPACITY
--------------------------------------------------------------------------------

ADDRESS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INCLUDE ZIP CODE

AREA CODE AND TEL. NO.
--------------------------------------------------------------------------------

TAX IDENTIFICATION OR SOCIAL SECURITY NO.
--------------------------------------------------------------------------------
                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 8)

AUTHORIZED SIGNATURE
--------------------------------------------------------------------------------
NAME OF FIRM
--------------------------------------------------------------------------------
                                  PLEASE PRINT

DATED:
--------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a Stockholder whose tendered Common Stock is accepted for exchange is required to provide the Exchange Agent with such Stockholder's correct TIN on Substitute Form W-9. If such Stockholder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by federal law. In addition, interest payments with respect to the Debentures and any cash paid in lieu of the issuance of fractional interests in Debentures may be subject to backup withholding of 31% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     Certain holders of securities (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign person to qualify as an exempt recipient, that Stockholder must attest under penalties of perjury to that person's exempt status. Other exempt recipients can establish their exemptions from backup withholding in the manner described in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Stockholder with respect to Debentures acquired pursuant to the Exchange Offer, the Stockholder is required to notify the Exchange Agent of his correct TIN (or that such Stockholder is awaiting a TIN) by completing and signing the Substitute Form W-9.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Stockholder is required to give the Exchange Agent the TIN of the record owner of the Common Stock. If the Common Stock is in more than one name or is not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If "Special Registration Instructions" above have been completed, the TINs of the person(s) in whose name the Debentures are to be registered and the payee of the check for fractional interests, as specified therein, are required to be given to the Exchange Agent.

--------------------------------------------------------------------------------
                              SUBSTITUTE FORM W-9

               PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER

 (PLEASE READ GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                              SUBSTITUTE FORM W-9
                  ("GUIDELINES") BEFORE COMPLETING THIS FORM)

              AFTER COMPLETING THE FORM, RETURN TO TRANSFER AGENT

--------------------------------------------------------------------------------
 Name (If joint names, list first and circle name of the person or entity whose number you enter in Part I below.)

--------------------------------------------------------------------------------
 Address

--------------------------------------------------------------------------------
 City, State, and ZIP Code

------------------------------------------------------------------------------------------------------
 PART I        TAXPAYER IDENTIFICATION NUMBER                                            PART II
------------------------------------------------------------------------------           ------------

 Enter your taxpayer identification number in the     ---------------------------  -------------------
 appropriate box. For individuals, this is your       SOCIAL SECURITY NUMBER       FOR PAYEES EXEMPT FROM
 social security number. However, if you are a                                     BACKUP WITHHOLDING (SEE
 resident alien OR a sole proprietor, see                                          GUIDELINES)
 Guidelines. For other entities, it is your employer  ---------------------------
 identification number. If you do not have a number,
 see Guidelines.
                                                      OR
                                                      ---------------------------
  NOTE: If the account is in more than one name, see  EMPLOYER IDENTIFICATION
  Guidelines for instructions on whose number to      NUMBER
  enter.
                                                      ---------------------------

 PART III CERTIFICATION
-------------------------------------------------------------------------------------

 Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return.

 ------------------------------------------------------------------------------
 Sign here

 ------------------------------------------------------------------------------

Ladies and Gentlemen:

     The Common Stockholder(s) whose signature(s) appear(s) hereon (the "Stockholder") hereby tenders to Ugly Duckling Corporation, Inc., a Delaware corporation (the "Company"), Common Stock pursuant to the Company's offer as contained in the Offering Circular dated September 17, 1998 (the "Exchange Offer"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"), in exchange for 12% Subordinated Debentures due 2003 (the "Debentures") on the basis of $6.50 principal amount of Debentures for each Share of Common Stock (and a payment in respect of fractional Debenture interests as set forth in the Offering Circular under "The Exchange Offer -- Denominations; Fractional Interests"). Capitalized terms not defined herein have the meanings set forth in the Offering Circular.

     Upon the terms and subject to the conditions of the Exchange Offer, the Stockholder deposits with you the above-described Common Stock. The Stockholder hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Shares of Common Stock as are being tendered hereby (and any and all shares of capital stock or other securities issued or issuable in respect of such Common Stock) after the acceptance for exchange of such Shares of Common Stock. The Stockholder hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the Stockholder (with full knowledge that such Exchange Agent also acts as the agent of the Company) with respect to such Shares of Common Stock and any such securities with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver such Shares of Common Stock or transfer ownership of such Shares of Common Stock on the account books maintained by DTC, together in either case with all accompanying evidences of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent as the Stockholder's agent of the Debentures in the exchange ratio specified above for exchange and
(b) receive all benefits (including without limitation, all interest, shares and other securities resulting from any distribution, combination or exchange involving such Shares of Common Stock) and otherwise exercise all rights of beneficial ownership of such Shares of Common Stock and any such securities, all in accordance with the terms of the Exchange Offer.

     The Stockholder hereby represents and warrants that the Stockholder has full power and authority to tender, sell, assign and transfer the Shares of Common Stock tendered hereby (and such shares of capital stock or other securities issued in respect thereof) and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are purchased by the Company. The Stockholder will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares of Common Stock and any such securities tendered hereby.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Stockholder and every obligation of the Stockholder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Stockholder. Except as stated in the Offering Circular, this tender is irrevocable.

     The Stockholder understands that acceptance of the Exchange Offer will constitute an agreement between the Stockholder and the Company upon the terms and subject to the conditions of the Exchange Offer only when either (a) a duly executed and properly completed copy of this Letter of Transmittal, or facsimile thereof, accompanied by Common Stock Certificates (or confirmation of a book-entry transfer of such Common Stock into the Exchange Agent's account at
DTC) is received by the Exchange Agent, or (b) (i) such tender is made by or through an Eligible Institution (as defined in Instruction 2 of this Letter of Transmittal), (ii) prior to the Expiration Time the Exchange Agent has received a telegram, facsimile transmission or letter from such Eligible Institution setting forth the name and address of the holder of such Common Stock and the number of Shares of Common Stock tendered and stating that the tender is being made thereby and that, within three National Association of Securities Dealers Automated Quotation System ("Nasdaq") trading days after the date of such telegram, facsimile transmission or letter, the Letter of Transmittal, together with the Common Stock Certificates (or confirmation of a book-entry transfer of such Common Stock into the Exchange Agent's account at DTC) and any other documents required by the Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (iii) such Letter of Transmittal and Common Stock Certificates, in proper form for transfer (or confirmation of a book-entry transfer of such Common Stock into the Exchange Agent's account at DTC) and other required documents are received by the Exchange Agent within three Nasdaq trading days after the date of such telegram, facsimile transmission or letter, all as provided in the Offering Circular under "The Exchange Offer -- How to Tender."

     Unless otherwise indicated in the box entitled "Special Registration Instructions," please deliver Debentures (and, if applicable, Common Stock not exchanged in an over-subscription) registered in the name of the Stockholder and make any check on account of fractional interests payable to the Stockholder. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please send Debentures (and, if applicable, Common Stock not exchanged in an over-subscription), as well as any check on account of fractional interests, to the Stockholder at the address shown below the signature of the Stockholder. The Stockholder recognizes that the Company has no obligation pursuant to the Special Registration Instructions and Special Delivery Instructions to transfer any Common Stock from the name of the registered holder thereof if the Company accepts none of the Common Stock for exchange.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND COMMON STOCK. Common Stock Certificates (or confirmation of a book-entry transfer of such Common Stock into the Exchange Agent's account at DTC), together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal should be transmitted to the Exchange Agent at the appropriate address set forth herein and must be received by the Exchange Agent prior to the Expiration Time (as defined in the Offering Circular).

     2. GUARANTEE OF DELIVERY. The acceptance by the Company of tenders of Common Stock pursuant to the Exchange Offer will constitute an agreement between the Stockholder and the Company, upon the terms and subject to the conditions of the Exchange Offer, only when a properly completed and duly executed Letter of Transmittal and any other required documents are received by the Exchange Agent or a telegram, facsimile transmission or letter from an Eligible Institution as provided below is received by the Exchange Agent. For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Common Stock when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     Stockholders whose Common Stock Certificates are not immediately available or who cannot deliver their Common Stock Certificates (or confirm a book-entry transfer of such Common Stock into the Exchange Agent's account at DTC) and deliver all other documents required hereby may tender their Common Stock by tendering through a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office in the United States (an "Eligible Institution") pursuant to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer -- How to Tender." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Time, the Exchange Agent must have received a telegram, facsimile transmission or letter from such Eligible Institution setting forth the name and address of the holder of such Common Stock and the number of Shares of Common Stock tendered and stating that the tender is being made thereby and guaranteeing that, within three Nasdaq trading days after the date of such telegram, facsimile transmission or letter, the Letter of Transmittal, together with the Common Stock Certificates (or confirmation of book-entry transfer of such Common Stock into the Exchange Agent's account at DTC), and any other documents required by the Letter of Transmittal will be deposited by such Eligible Institution with the Exchange Agent; and (iii) such Letter of Transmittal and Common Stock Certificates in proper form for transfer (or confirmation of a book-entry transfer of such Common Stock into the Exchange Agent's account at DTC) and other required documents must be received by the Exchange Agent within three Nasdaq trading days after the date of such notice of guaranteed delivery, all as provided in the Offering Circular under "The Exchange Offer -- How to Tender."

     Issuance of Debentures in exchange for Common Stock tendered and accepted for exchange pursuant to the Exchange Offer will be made only against timely deposit of Common Stock Certificates (or confirmation of a book entry transfer of such Common Stock into the Exchange Agent's account at DTC), a properly completed and duly executed Letter of Transmittal, and any other required documents.

     3. METHOD OF DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. The method of delivery of this Letter of Transmittal, the Common Stock Certificates (or confirmation of a book-entry transfer of such Common Stock into the Exchange Agent's account at DTC), and any other required documents is at the option and risk of the Stockholder but, except as otherwise provided in Instruction 2 above, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

     4. NO CONDITIONAL TENDERS. The Company is not obligated to accept any alternative, conditional, irregular or contingent tenders.

     5. INADEQUATE SPACE. If the space provided in the box entitled "Description of Common Stock Tendered" of this Letter of Transmittal is inadequate, the Common Stock Certificate numbers and number of shares should be listed on a separate signed schedule to be affixed hereto.

     6. PARTIAL TENDERS. Issuance of Debentures in exchange for Shares of Common Stock will be made only against deposit of tendered Shares of Common Stock. If less than the entire number of Shares of Common Stock evidenced by a submitted Common Stock Certificate is tendered, the tendering Stockholder should fill in the number of Shares of Common Stock tendered in the appropriate boxes above entitled "Number of Shares Tendered." The Exchange Agent will then issue and send to the tendering holder (unless otherwise requested by the holder under "Special Issuance and Payment Instructions" and "Special Delivery Instructions" in this Letter of Transmittal), a newly issued Common Stock Certificate for Shares of Common Stock submitted but not tendered, together with any tendered Shares of Common Stock that were not accepted for exchange because of proration or otherwise. The entire number of all Shares of Common Stock deposited with the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Tendered Shares of Common Stock not accepted for exchange by the Company, including as a result of proration, if any, will be returned without expense to the tendering holder of such Shares of Common Stock (or, in the case of the Shares of Common Stock tendered by book-entry transfer into the Exchange Agent's account at DTC, such Shares of Common Stock will be credited to an account maintained at DTC) as promptly as practicable following the Expiration Time, subject to delays, if any, resulting from proration.

     7. DENOMINATIONS: FRACTIONAL INTERESTS. The Debentures will be issued only in denominations of $1.00 and any integral multiple thereof. The Company will pay cash in lieu of such interests all as provided in the Offering Circular under "The Exchange Offer -- Denominations; Fractional Interests," and subject to the conditions and exceptions set forth therein.

     8. SIGNATURES ON LETTER OF TRANSMITTAL AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If the Letter of Transmittal is signed by the holder of the Common Stock tendered hereby, the signature must correspond with the name as written on the face of the Common Stock Certificates without alteration, enlargement or any change whatsoever.

     If the Shares of Common Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     When this Letter of Transmittal is signed by the holder or holders of the Common Stock Certificates transmitted hereby, no endorsement of Common Stock Certificates is required. If, however, the Debentures are to be issued, or the Common Stock reissued, or checks for fractional interests are to be payable to a person other than the holder, then endorsements of Common Stock Certificates transmitted hereby are required.

     If this Letter of Transmittal is signed by a person other than the holder or holders of the Common Stock Certificates tendered hereby, the Common Stock Certificates must be endorsed and signed exactly as the name or names of the holder or holders appear on the Common Stock Certificates.

     If this Letter of Transmittal or any Common Stock Certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Signatures on Common Stock Certificates required by this Instruction 8 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Common Stock Certificates are tendered (i) by a holder of such Shares who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

     9. TRANSFER TAXES. The Company will pay any transfer taxes applicable to the transfer of Common Stock to it or its order pursuant to the Exchange Offer. If, however, delivery of Debentures is to be made to, or is to be registered or issued in the name of any person other than the holder of the Common Stock tendered hereby, or if the Common Stock tendered hereby is registered in the name of any person other than the person signing this Letter of Transmittal, or if for any other reason other than the transfer of Common Stock to the Company or its order pursuant to the Exchange Offer a transfer tax is imposed, the amount of any such transfer taxes (whether imposed on the holder or any other person) will be payable by the tendering Stockholder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes due will be billed directly to such tendering Stockholder.

     Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Common Stock Certificates listed in this Letter of Transmittal.

     10. SUBSTITUTE FORM W-9. The tendering Stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, unless an exemption applies. Failure to provide the information on the form may subject the tendering Stockholder to backup withholding tax of 31% on interest payments with respect to the Debentures and any cash paid in lieu of the issuance of fractional interests in the Debentures. If the tendering Stockholder has not been issued a TIN and has applied for a number (or intends to apply for a number in the near future), the tendering Stockholder should write "Applied for" on the face of the Substitute Form W-9. If the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all such payments in respect of interest thereafter until a TIN is provided to the Exchange Agent. See "Important Tax Information" on the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional information concerning Substitute Form W-9 and 31% backup withholding, including information on exemptions from backup withholding.

     11. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. If Debentures and/or Shares of Common Stock and/or a check for payment for fractional interests in respect of Debentures are to be issued in the name of or delivered to a person other than the signer of the Letter of Transmittal or to an address other than that shown above, the appropriate boxes on the Letter of Transmittal should be completed.

     12. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive any of the specified conditions in the Exchange Offer in the case of any Shares of Common Stock tendered.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offering Circular and the Letter of Transmittal may be directed to the Information Agent at the address and telephone number set forth below or to your broker, dealer, commercial bank or trust company.

     IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with Common Stock Certificates or confirmation of a book-entry transfer of such Common Stock into the account of the Exchange Agent at The Depository Trust Company) and all other required documents must be received by the Exchange Agent or a notice of guaranteed delivery must be received by the Exchange Agent, prior to the Expiration Time, all as defined in the Offering Circular.

                           THE INFORMATION AGENT IS:

                               CORPORATE INVESTOR
                              COMMUNICATIONS, INC.

                               111 COMMERCE ROAD
                        CARLSTADT, NEW JERSEY 07072-2586
                            ------------------------

                           TOLL FREE: 1-888-673-4478